UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2024

Enphys Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40879	87-2010879
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Wall Street 20th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(646) 854-6565
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	OTC Pink: NFSUF	N/A

Class A ordinary shares, par value $0.0001 per share	OTC Pink: NFSCF	N/A

Redeemable warrants, each whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50	OTC Pink: NFSWF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported by Enphys Acquisition Corp., a Cayman Islands exempted company (the “Company”), on July 24, 2024, the staff of NYSE Regulation (the “Staff”), on behalf of the New York Stock Exchange (“NYSE”), commenced proceedings to delist the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), units, each consisting of one Class A Ordinary Share and one-half of one redeemable warrant (the “Units”), with each warrant exercisable for one share of Class A Ordinary Share of the Company (the “Warrants”), and Warrants from the NYSE pursuant to Section 802.01B of the NYSE’s Listed Company Manual because the Company had fallen below the NYSE’s continued listing standard requiring a listed acquisition company to maintain an average aggregate global market capitalization attributable to its publicly-held shares over a consecutive 30 trading day period of at least $40,000,000. Trading in the Class A Ordinary Shares, Units, and Warrants on the NYSE was suspended after the market closed on July 24, 2024. Effective as of and since July 25, 2024, the Class A Ordinary Shares, Units, and Warrants have been quoted and traded on the OTC Pink Marketplace under the ticker symbols “NFSCF,” “NFSUF,” and “NFSWF,” respectively.

The Company timely exercised its right to a review of the Staff’s determination by a committee (the “Committee”) of the Board of Directors of the NYSE. On October 10, 2024, the Company withdrew its request for review by the Committee.

On October 10, 2024, the Staff filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to remove the Company’s Class A Ordinary Shares, Units, and Warrants from listing and registration on the NYSE. The delisting will be effective 10 days following the date of filing of the Form 25.

The Company’s Class A Ordinary Shares, Units, and Warrants will continue to trade on the OTC Pink Marketplace following the delisting.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2024

ENPHYS ACQUISITION CORP.

By:	/s/ Jorge de Pablo
Name:	Jorge de Pablo
Title:	Chief Executive Officer